UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2012

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902

(Address of principal executive offices) (Zip Code)

(607) 734-2281

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2012, Hardinge Inc. (the “Company”) issued a press release announcing the Company’s first quarter 2012 financial results.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.  On May 8, 2012, the Board of Directors of the Company declared a cash dividend of $0.02 per share on the Company’s common stock.  The dividend is payable on June 8, 2012 to stockholders of record as of May 30, 2012.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2012, Hardinge Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”).  The total number of shares of the Company’s common stock, par value $0.01 per share, voted in person or by proxy at the Annual Meeting was 10,141,364, representing approximately 86.93% of the 11,666,092 shares outstanding and entitled to vote at the Annual Meeting.  All non-advisory matters voted upon at the Annual Meeting were approved with the required votes. The Company’s shareholders also voted on an advisory basis in favor of the Company’s executive compensation policies and practices. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the abstentions and broker non-votes, as to each such matter, where applicable, are set forth below:

Proposal 1  Election of Directors

The Company’s shareholders elected two Class III directors to each serve for a three-year term expiring at the 2015 Annual Meeting, or when their respective successors have been duly elected and qualified.  The voting results, excluding fractional amounts, were as follows:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Douglas A. Greenlee	8,012,934	346,755	1,781,674
John J. Perrotti	8,140,547	219,143	1,781,674

The Company’s shareholders elected one Class II director to serve for a two-year term expiring at the 2014 Annual Meeting, or when his respective successor has been duly elected and qualified.  The voting results, excluding fractional amounts, were as follows:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
R. Tony Tripeny	8,136,022	223,668	1,781,674

The Company’s shareholders elected one Class I director to serve for a one-year term expiring at the 2013 Annual Meeting, or when his respective successor has been duly elected and qualified. The voting results, excluding fractional amounts, were as follows:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Robert J. Lepofsky	8,135,434	224,255	1,781,674

Proposal 2  Ratification of the Appointment of Independent Auditor

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012.  The voting results, excluding fractional amounts, were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
10,071,953	54,297	15,114

Proposal 3  Advisory Vote on Executive Compensation

The Company’s shareholders voted on an advisory basis in favor of the Company’s executive compensation policies and practices.  The voting results, excluding fractional amounts, were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,999,784	322,951	36,953	1,781,674

Item 9.01 Financial Statements and Exhibits

99.1	Press release issued by Registrant on May 9, 2012 announcing first quarter 2012 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: May 11, 2012	By:	/S/ EDWARD J. GAIO
Edward J. Gaio
Vice President and Chief Financial Officer